UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (date of earliest event reported): June 28, 2006
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49616	88-0488686

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11588 Sorrento Valley Road, Suite 17, San Diego, California	92121

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 794-8889
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant’s Certifying Accountant
Item 9.01 Financial Statements And Exhibits
SIGNATURES
EXHIBIT 16.1

Item 4.01 Changes In Registrant’s Certifying Accountant
(a) Dismissal of Cacciamatta Accountancy Corporation
     On June 28, 2006, the Audit Committee of the Board of Directors of Halozyme Therapeutics, Inc. (the “Company”) dismissed Cacciamatta Accountancy Corporation (“Cacciamatta”) as its independent registered public accounting firm, effective immediately.
     Cacciamatta’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
     During the fiscal years ended December 31, 2004 and 2005, and through June 28, 2006, there were no disagreements with Cacciamatta on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Cacciamatta’s satisfaction, would have caused Cacciamatta to make reference thereto in its reports on the financial statements for such years. During the period described in the preceding sentence, there were no “reportable events” (as defined in the Securities and Exchange Commission Regulation S-K, Item 304 (a)(1)(v)).
     The Company provided Cacciamatta with a copy of the above disclosures and requested Cacciamatta to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Attached as Exhibit 16.1 is a copy of the Cacciamatta letter to the Securities and Exchange Commission.
(b) Engagement of Ernst & Young, LLP
     On June 28, 2006, the Audit Committee of the Board of Directors of the Company engaged Ernst & Young, LLP (“E&Y”) as the Company’s independent registered public accounting firm as of and for the fiscal year ending December 31, 2006. During the fiscal years ended December 31, 2004 and 2005 and through June 28, 2006 neither the Company nor anyone acting on its behalf consulted with E&Y regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item.
Item 9.01 Financial Statements And Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable
     (d) Exhibits.

Exhibit No.	Description
16.1	Letter from Cacciamatta Accountancy Corporation to the Securities and Exchange Commission dated June 28, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halozyme Therapeutics, Inc.
June 29, 2006	By:	/s/ David A. Ramsay
David A. Ramsay
Secretary and Chief Financial Officer